UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

March 10, 2023
Date of Report (Date of earliest event reported)

Apple Inc.
(Exact name of Registrant as specified in its charter)

California	001-36743	94-2404110
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Apple Park Way
Cupertino, California 95014
(Address of principal executive offices) (Zip Code)

(408) 996-1010
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered

Common Stock, $0.00001 par value per share	AAPL	The Nasdaq Stock Market LLC
1.375% Notes due 2024	—	The Nasdaq Stock Market LLC
0.000% Notes due 2025	— — — — —	The Nasdaq Stock Market LLC
0.875% Notes due 2025		The Nasdaq Stock Market LLC
1.625% Notes due 2026		The Nasdaq Stock Market LLC
2.000% Notes due 2027		The Nasdaq Stock Market LLC
1.375% Notes due 2029		The Nasdaq Stock Market LLC
3.050% Notes due 2029	— — —	The Nasdaq Stock Market LLC
0.500% Notes due 2031		The Nasdaq Stock Market LLC
3.600% Notes due 2042		The Nasdaq Stock Market LLC

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2023 Annual Meeting of Shareholders (the “Annual Meeting”) of Apple Inc. (“Apple”) was held on March 10, 2023. At the Annual Meeting, Apple’s shareholders voted on the following nine proposals and cast their votes as described below.

1.	The individuals listed below were elected at the Annual Meeting to serve as directors of Apple until the next annual meeting of shareholders and until their successors are duly elected and qualified:

	For	Against	Abstained	Broker Non-Vote
James Bell	9,465,679,895	66,756,373	27,788,697	3,199,709,505
Tim Cook	9,384,013,653	154,755,524	21,455,788	3,199,709,505
Al Gore	8,717,788,168	754,211,726	88,225,071	3,199,709,505
Alex Gorsky	9,345,154,817	185,107,464	29,962,684	3,199,709,505
Andrea Jung	8,886,421,911	638,629,879	35,173,175	3,199,709,505
Art Levinson	8,982,747,341	549,024,146	28,453,478	3,199,709,505
Monica Lozano	9,470,339,256	61,625,010	28,260,699	3,199,709,505
Ron Sugar	8,935,381,470	595,179,126	29,664,369	3,199,709,505
Sue Wagner	9,172,832,824	360,662,024	26,730,117	3,199,709,505

2.	A management proposal to ratify the appointment of Ernst & Young LLP as Apple’s independent registered public accounting firm for fiscal year 2023 was approved.

For	Against	Abstained
12,569,833,138	154,378,601	35,722,731

3.	An advisory resolution to approve executive compensation was approved.

For	Against	Abstained	Broker Non-Vote
8,450,622,819	1,037,238,044	72,364,102	3,199,709,505

4.	A majority of shareholders voted for 1 Year on an advisory vote on the frequency of advisory votes on executive compensation.

1 Year	2 Years	3 Years	Abstained
9,373,118,972	30,603,953	122,956,354	33,545,686

Based on these results, and consistent with the recommendation of Apple’s board of directors (the “Board”), the Board has determined that Apple will hold an advisory vote on executive compensation every year.

5.	A shareholder proposal entitled “Civil Rights and Non-Discrimination Audit Proposal” was not approved.

For	Against	Abstained	Broker Non-Vote
132,449,397	9,322,879,571	104,895,997	3,199,709,505

6.	A shareholder proposal entitled “Communist China Audit” was not approved.

For	Against	Abstained	Broker Non-Vote
413,232,649	9,001,346,586	145,645,730	3,199,709,505

7.	A shareholder proposal on Board policy for communication with shareholder proponents was not approved.

For	Against	Abstained	Broker Non-Vote
611,602,995	8,865,309,276	83,312,694	3,199,709,505

8.	A shareholder proposal entitled “Racial and Gender Pay Gaps” was not approved.

For	Against	Abstained	Broker Non-Vote
3,186,369,941	6,227,476,677	146,378,347	3,199,709,505

9.	A shareholder proposal entitled “Shareholder Proxy Access Amendments” was not approved.

For	Against	Abstained	Broker Non-Vote
2,934,328,973	6,535,240,600	90,655,392	3,199,709,505

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2023	Apple Inc.

	By:	/s/ Katherine Adams
Katherine Adams
Senior Vice President, General Counsel and Secretary